
CHINA GREEN MATERIAL TECHNOLOGIES, INC
Premier manufacturer of high quality, eco-friendly, starch-based biodegradable products in China
www.sinogreenmaterial.com

# Disclosure

CHINA GREEN MATERIAL

## Safe Harbor Statement

Certain of the statements set forth in this presentation constitute "Forward Looking Statements." Forward-Looking Statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," "project," "intend," "forecast," "anticipate," "plan," "planning," "expect," "believe," "will," "will likely," "should," "could," "would," "may" or words or expressions of similar meaning. All such Forward-Looking Statements involve risks and uncertainties relating to, among other things: the growth or sustainability of the market for biodegradable materials; the difficulty of achieving or maintaining a technological advantage over competitors; protection of intellectual property; changes in consumer preferences; limited management, labor and financial resources; and doing business in China, including currency value fluctuations, restrictions on remitting income to the United States and diplomatic tensions between China and the United States, and other risks identified in our filings with the Securities and Exchange Commission. Our forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. As a result, our actual results, performance or achievements may be materially different from the results, performance or achievements expressed or implied by any forward-looking statements. Except as required by applicable laws, we undertake no obligation to update any forward-looking statements, even if new information becomes available or other events occur in the future.

# From Nature, Back to Nature


PRODUCTS
GARBAGE DISPOSAL
DEGRADATION
BEAUTIFUL EARTH
CORN STARCH
MASTER BATCH

# Overview

- Engaged in the R&D, production and sale of starch-based biodegradable consumer containers, tableware, and packaging materials
- Strategically located in the agricultural hub of China, i.e. Harbin, Northeast of China which provides easy, low-cost access to raw materials
- Sustained growth with solid margins
- Attorney: Troutman Sanders LLP
- Auditor: Goldman Parks Kurland Mohidin LLP



*Environmentally – friendly*
*Fast Moving Consumer Products*



*Company Sales Counter in Grocery Stores*

# Select Financials

CHINA GREEN MATERIAL

| CAGM : OTCBB | |
|---|---|
| Fiscal Year | December 31 |
| Last-Traded Price (8/31/10) | $2.10 |
| Basic Shares Outstanding | 25.6M |
| Fully Diluted Shares Outstanding (*) | 26.1M |
| Market Capitalization (8/31/10) | $54.8M |
| Management Ownership | 28.4% |
| Revenue Q2 2010 | $4.5M ▲ 26.6% |
| Adjusted Net Income Q2 2010 | $1.5M ▲ 17.6% |
| Adjusted Diluted EPS Q2 2010 | $0.06 |
| Weighted Average Diluted Shares | 24.3M |
| Cash flow from operations 1H 2010 | $2.6M |

*Includes 457,500 warrants outstanding to purchase common stock at $0.90 strike price

# Investment Highlights

CHINA GREEN MATERIAL

- Global packaging industry ~ $600 billion
  - Chinese packaging industry expected to grow to $60 billion in 2010 (Source: International Association of Packaging Research Institution)
  - Market Catalysts Moving Consumers Toward Environmentally-Friendly Products
  - Government policies to ban “white” pollutants
- Superior Product Performance and Low Cost Advantage
- High Barriers to Entry
- Currently Expanding Manufacturing Capacity to Accommodate Future Growth
- Entered European market by selling products to customers in Italy
- Revenue Growth of 25%-30% in 2010; Expect to Maintain Solid Gross Margins

# Green Trend Increases Demand for Biodegradables

CHINA GREEN MATERIAL

- Driven by regulation and growing consumer focus on sustainability, bio-plastics offer an alternative to petroleum-based plastics, with double-digit growth projected over the next few years.
- Governments are proactively taking steps to replace plastic products with bio-plastics products.
- Obvious shift toward green packaging for big and small suppliers and customers.
- Starbucks is using recycled materials for coffee cups and Walmart is asking suppliers to use biodegradable packaging.
- Recent survey with European and Chinese customers shows strong preference and demand for green packaging over conventional plastic and paper products.


Global Bioplastics Demand by Application
Other
14%
Packaging
Film
14%
Compost
Bags
45%
Loose Fill
27%


Global Bioplastics Market (2010 - 2015)
'000 Tons
800
600
400
200
0
100%
80%
60%
40%
20%
0%
2010
2011
2012
2013
2014
2015
Global bioplastics market ('000 tons)
Growth (%)

# Large and Growing Market

- Chinese domestic bio-degradable market expected to reach $2.5 billion in 2010*
- Highly fragmented market
- Cost and capacity create barriers to entry
- CAGM Advantages:
  - Superior product performance
  - Competitive pricing
  - Strong sales network
  - Healthy balance sheet
  - Expanding capacity


CAGM
Initial Period
Growth Period
Mature Period
Recession Period

***Source: Degradable Plastics Committee of China Plastics Processing Industry Association***

*Source: Degradable Plastics Committee of China Plastics Processing Industry Association

# Benefits of CAGM Products

CHINA GREEN MATERIAL


China Green Materials - Products

Products distributed under "CAFY" and "Home" trademarks

CAFY 长方圆

- High-quality products with low-cost advantage
  - Stronger and higher quality than many competitors
  - Low, stable cost of goods
  - Competitive pricing versus other products
  - Approximately 30% of sales are from customized orders
  - Completely biodegradable in 45 days vs. up to 180 for competing products
- Non-toxic, fire-resistant and odor-free
- Fits the new modern "green" lifestyle driving consumer demand

# Competitive Technology

CHINA GREEN MATERIAL

| Material<br>Supplier / Distributor | Type | Products | Time for Degradation |
|---|---|---|---|
| ***CAGM***<br>***China Green Material Technologies, Inc.*** | ***Starch-based*** | ***Cups, plates, bowls, knives, forks, spoons, food packages and containers*** | ***45 days in compost depending upon temperature*** |
| **Biomax™**<br>Dupont | Aliphatic Copoly-Esters, Modified PET | Coating and film for food packaging, sandwich bags, utensils, fibers | 2 to 4 months in compost depending upon temperature |
| **Biopol™**<br>Metabolix Inc. / Biocorp | PHB/V Polybuty-Rate and Valeric Acid | Consumer disposables, Containers, Trash bags, Packaging | 20 days in sludge to 1 month in compost |
| **Eastar Bio™**<br>Eastman Chemical Company / Famell Packaging Biodegradable Products | Biodegradable Copolyester | Trash bags, Film, Liners | 2 to 4 months in compost depending upon temperature |
| **Ecoflex™**<br>BASF | Aliphatic-Aromatic Polyester | Compost bags, trash bags, carrier bags, fruit and vegetable bags | 2 to 6 months in compost depending upon temperature |
| **Mater-Bi™**<br>Novamont/Bobag Corporation | 60% Starch and 40% Polyvinyl Alcohol | Trash bags, lawn and garden bags | 3 to 6 months in compost depending upon temperature |
| **Nature Works™**<br>Cargill Teijin/Biodegradable Food Service, Eco-Products, Inc. | Polylactic Acid (PLA) | Clear cups, clamshells, salad bowls | 1 to 3 months in compost depending upon temperature |
| **Plantic™**<br>Plantic Technologies of Australia / Same | Starch-PVOH | Rigid containers, trays | 1 to 2 months in compost depending upon temperature |

CHINA GREEN MATERIAL

# Low-Cost Advantage

Corn starch is cheaper and more readily available than alternative raw materials:

~ 20% less than paper-made products, 58% less than PET products and 30% less than PP products



## Price Comparison of Food Packages in China

| Material | Price ($USD/t | Notes |
|---|---|---|
| Starch based degradable materials | $1900/t | High-tech patented products; degradable & environment-friendly |
| Paper pulp | $2280/t | High cost; creates pollution |
| Polyethylene Terephthalate "PET" | $3000/t | These materials have been determined to be environmentally dangerous; the production and sale of these products has been banned for disposable food containers by the Chinese Government |
| Polypropylene "PP" | $2470/t | |

# Product Distribution

CHINA GREEN MATERIAL

The Company's "CAFY" and "Home" brands are sold in 11 provinces and 23 cities across China

| Province | Cities |
|---|---|
| Heilongjiang | Harbin, Qiqihar, Mudanjiang, Jiamusi, Daqing |
| Jilin | Changchun, Jilin, Songyuan |
| Liaoning | Shenyang |
| Inner Mongolia | Hailaer |
| Hebei | Shijiazhuang, Tangshan |
| Tianjin | Tianjin |
| Shandong | Jinan, Qingdao, Weihai, Yantai, Dezhou |
| Henan | Zhengzhou, Zhoukou |
| An'hui | Hefei |
| Jiangxi | Nanchang |
| Sichuan | Chengdu |



黑龙江
吉林
辽宁
内蒙古
天津
河北
山东
河南
安徽
四川
江西

- Products are also distributed to South Korea and Japan
- Actively seeking to expand sales network into the U.S. and Europe
- Currently selling products to a customer in Italy

# Sales & Marketing Strategy


玉米淀粉基环保制品




- Expanding sales force
- Implementing a more structured sales organization
- Acquiring a new fleet of trucks (moving billboards)
- Expanding distributor network
- Billboards, Trade publications, Trade Shows
- Major exhibitor at China Import & Export Fair

# State of the Art Facilities

CHINA GREEN MATERIAL







- Only starch-based biodegradable facility in China with environmental labeling* product certificate
- Approximately 9,000 tons of capacity in 2009
- Expanding finished goods capacity by 45% to 13,000 tons by Q3FY10









*Environmental labeling product certificate is authorized by State Environmental Protection Administration of China and certificated by China Environmental United (Beijing) Certification Center Co., Ltd.

# Growth Strategy

CHINA GREEN MATERIAL

## Market expansion and penetration

- Expand domestic market to cover more provinces
- Further penetrate the airline and railway markets
- Add clients in the fast-food industry
- Increase overseas market share; focus on the U.S. and Europe
- Co-operate further with frozen food suppliers
- Develop new larger agents and distributors nationwide

## Production control

- Maintain investments in R&D and production to improve technology and enhance efficiency
- Maintain access to stable, low-cost raw material supply

## Leverage expanded manufacturing capacity to meet increasing market demand

- Increasing capacity by 45% in 2H 2010

## New Product Development to drive incremental revenues

- Trash bags and shopping packages
- Agricultural film
- Packaging materials
- Medical fields

# Experienced Management Team

CHINA GREEN MATERIAL

**Zhonghao Su - CEO**
Mr. Su has has been the General Manager of several large-scale state-owned enterprises, and is known for team building and enterprise management. He created Harbin Changfangyuan Hi-Tech Environment-Friendly Industrial Co., Ltd in 2004. Mr. Su holds an MBA.

**Yan Seong Low – CFO**
Mr. Yan Seong brings more than 14 years of public company and Big 4 accounting experience to CAGM. His expertise includes financial management, SEC reporting, financing transactions and public offerings, corporate governance and investor relations. Most recently, Mr. Yan Seong was a Principal with TopWin Investment Group in Beijing, where he was involved with due diligence, IPO preparation and U.S. GAAP accounting. He is fluent in English, Chinese, Bahasa Malaysia, Hokkien and Cantonese.

**Yingjie Qiao – CTO, Vice President**
Mr. Qiao is the Ph.D. supervisor of Harbin Engineering University. He is also a member of Heilongjiang composite materials organization and Heilongjiang aviation organization. Mr. Qiao is engaged in the research of composite materials and participates in several national projects. He was a torch bearer for the 2008 Olympic Games.

# Independent Directors

CHINA GREEN MATERIAL

***Corporate Governance in place– Majority of board members are independent directors***

**Yi (Jenny) Liu – Chairman, Nominating and Corporate Governance Committee**
Ms. Liu recently served as Chief Financial Officer of Rino International, Inc., where she was responsible for SEC reporting, mergers & acquisitions, investments and strategic partnerships, financing activities and investor relations. Ms. Liu earned a B.S. in Business Administration from the Shanghai University of Engineering Science and an M.B.A. from the University of Illinois at Chicago. Ms. Liu is also a Certified Public Accountant.

**Lianun Luo – Chairman, Audit Committee**
Mr. Luo is a founder of Beijing Pucheng Law Firm in Beijing, where he currently serves as counsel on mergers & acquisitions and restructurings. Previously, Mr. Luo was an accounting officer for Fudako Faucet Works, Inc. (OTCBB: FUFW) and Chief Financial Officer and a Director for Kiwa Biotech Products Group (OTCBB: KWBT). His expertise includes financial management, SEC reporting, U.S exchange listings and financing transactions. Mr. Lainun graduated from the Faculty of Law, China University of Political Science.

**Dongxiang (William) Wang – Chairman, Compensation Committee**
Mr. Wang has spent the past five years in venture capital and currently serves as the Vice President for Tsinghua Science Park Venture Capital, where he is responsible for project evaluations and investment decisions. He has held positions in financial analysis, strategic planning and business development with large telecommunications companies, including Worldcom and Shangdong Neocomm Communications. Mr. Wang has a Bachelor of Engineering degree from Tsinghua University in China and received his MBA in Finance from Case Western Reserve University.

# Financial Performance

CHINA GREEN MATERIAL

***Q2 2010 was highest ever revenue quarter since 2007***

(In Millions, Except Per Share Amounts)

| | ← Actual figures per 10K | | → | |
|---|---|---|---|---|
| | **2007** | **2008** | **2009** | **Q2 Ended 6/30/10** |
| Total Revenue | $8.64 | $11.01 | $13.41 | $4.5 |
| Gross Profit | $3.33 | $5.33 | $6.35 | $2.2 |
| *Gross Margin* | 38.5% | 48.4% | 47.4% | 48.8% |
| Operating Income | $2.14 | $4.44 | $5.32 | $1.7* |
| *Operating Margin* | 24.7% | 40.3% | 39.7% | 38.7% |
| Net Income | $2.14 | $4.39 | $4.16 | $1.5* |
| Diluted EPS | $0.05 | $0.28 | $0.22 | $0.06* |

**** Q210 Adjusted (Non-GAAP) numbers exclude $0.5 million in non-cash stock-based compensation expense and loss on investment***

# Balance Sheet Highlights

CHINA GREEN MATERIAL

(In Millions)

| | 12/31/08 | 12/31/09 | 6/30/10 |
|---|---|---|---|
| Cash and cash equivalents | $4.2 | $7.3 | $10.3 |
| Working Capital | $8.7 | $12.5 | $15.1 |
| Total Assets | $28.0 | $32.9 | $42.9 |
| Total Liabilities | $1.8 | $2.5 | $3.3 |
| Shareholders' Equity | $26.3 | $30.4 | $39.6 |

# CAGM Competitive Advantages

CHINA GREEN MATERIAL

**Early mover advantage in highly fragmented market**

- Addresses a $600 billion worldwide market: $60 billion in China
- Strong brand recognition
- High barriers to entry – cost, superior technology and capacity are keys to success

**Superior quality products with technical advantages**

- Unique methods and know-how
- Low-cost advantage
- Ability to produce custom orders

**Company sells everything it can make; currently expanding capacity with scalable production lines**

**Experienced and cohesive team**

- Combines management leadership, sales & marketing, technical and production talent

# Investor Contacts

CHINA GREEN MATERIAL

**Low Yan Seong, CFO**
**China Green Material Technologies, Inc.**
cfo@sinogreenmaterial.com
www.sinogreenmaterial.com

**Buddy Lee, Corporate Secretary**
**China Green Material Technologies, Inc.**
**+86-137-96663210**
**secretary@sinogreenmaterial.com**
www.sinogreenmaterial.com

HC INTERNATIONAL

**Ted Haberfield**
**HC International, Inc.**
US Contact
+1-760-755-2716
thaberfield@hcinternational.net
www.hcinternational.net

**Feng Peng**
**HC International, Inc.**
PRC Contact
+86-138-12271616
feng.peng@hcinternational.net
www.hcinternational.net

# Appendix

CHINA GREEN MATERIAL

<u>About Non-GAAP Financial Measures</u>:

The foregoing presentation contains the non-GAAP financial measures "adjusted net income" and "adjusted diluted EPS" which are used by management for financial and operational decision making, and as a means to evaluate period-to-period comparisons. The Company believes that these non-GAAP financial measures are useful to investors because they exclude a loss on the disposal of fixed assets and a loss on long-term investments that our management excludes when it internally evaluates the performance of the Company's business and makes operating decisions, including internal budgeting, and performance measurement, and because these measures provide a consistent method of comparison to historical periods. Moreover, management believes these non-GAAP measures reflect the essential operating activities of CAGM. The Company believes these non-GAAP measures are useful to investors because the measures provide a consistent basis for investors to understand the Company's financial performance in comparison to historical periods, and they allows investors to evaluate the Company's performance using the same methodology and information as that used by our management. Non-GAAP measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of judgment of which charges are excluded from the non-GAAP financial measure. However, our management compensates for these limitations by providing the relevant disclosure of the items excluded. The following table provides a reconciliation of adjusted net income and adjusted diluted EPS to the equivalent GAAP measures.

| | Second Quarter Ended | |
|---|---|---|
| (in thousands, except per share data) | 30-Jun 2010 | 30-June 2009 |
| Net income | $945 | $1,287 |
| Loss on investments | $96 | -- |
| Non-cash stock compensation expense | $472 | -- |
| Adjusted net income (non-GAAP) | $1,513 | $1,287 |
| Adjusted diluted earnings per share (non-GAAP): | | |
| Basic | $0.063 | $0.07 |
| Diluted | $0.062 | $0.07 |

| | Six Months Ended | |
|---|---|---|
| (in thousands, except per share data) | 30-Jun 2010 | 30-June 2009 |
| Net income | $1,380 | $1,931 |
| Loss on disposal of fixed assets | $126 | -- |
| Loss on investments | $293 | -- |
| Non-cash stock compensation expense | $472 | -- |
| Adjusted net income (non-GAAP) | $2,271 | $1,931 |
| Adjusted diluted earnings per share (non-GAAP): | | |
| Basic | $0.10 | $0.10 |
| Diluted | $0.10 | $0.10 |